                                                                    EXHIBIT 99.2

                             FOOT LOCKER 401(K) PLAN

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 11-K of the Foot Locker 401(k) Plan for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Bruce L. Hartman, Chief Financial Officer of Foot Locker, Inc., which is the Plan Administrator of the Foot Locker 401(k) Plan, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Foot Locker 401(k) Plan.

Dated: June 30, 2003

                                      /s/ Bruce L. Hartman
                                      ------------------------------------------
                                      Name:  Bruce L. Hartman
                                      Title: Chief Financial Officer of the Plan
                                             Administrator

This statement is submitted pursuant to 18 U.S.C. Section 1350 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.